ADDENDUM

Made this 22nd day of December, 2009

To Agreement dated November 18, 2009 between Offshore Petroleum Corp., and NPT Oil Corporation Ltd., (the Agreement).

Whereas the parties anticipated that the Licenses from the Bahamian Government would be finalized on or before December 31, 2009; and

Whereas the parties to the Agreement agree to extend the date to allow the Bahamian Government further time.

Now therefore the parties to the Agreement agree as follows:

The date of December 31, 2009 for delivery of the Licenses from the Bahamian Government and completion of the Escrow condition, where referred to in the Agreement, shall be extended to February 15, 2010.

All other terms and conditions of the Agreement shall remain the same and time shall remain of the essence.

In Witness whereas the parties have executed this Addendum as of the first date written above.

Offshore Petroleum Corp.

By: ______________________

NPT Oil Corporation Ltd.

By: ______________________

ADDENDUM

Made this 22nd day of December, 2009

To Agreement dated November 18, 2009 between Offshore Petroleum Corp., and NPT Oil Corporation Ltd., (the Agreement).

Whereas the parties anticipated that the Licenses from the Bahamian Government would be finalized on or before December 31, 2009; and

Whereas the parties to the Agreement agree to extend the date to allow the Bahamian Government further time.

Now therefore the parties to the Agreement agree as follows:

The date of December 31, 2009 for delivery of the Licenses from the Bahamian Government and completion of the Escrow condition, where referred to in the Agreement, shall be extended to February 15, 2010.

All other terms and conditions of the Agreement shall remain the same and time shall remain of the essence.

In Witness whereas the parties have executed this Addendum as of the first date written above.

Offshore Petroleum Corp.

By: ______________________

NPT Oil Corporation Ltd.

By: ______________________